Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Taxes Payable
EIT payable	¥ 69,773		¥ 31,181
VAT payable	52,614		50,881
Withholding individual income taxes for employees	44,968		20,465
Withholding income tax payable	29,242		18,300
Others	7,173		6,365
Total	¥ 203,770	$ 31,976	¥ 127,192